Exhibit 10.1

SUBLEASE AGREEMENT

This Sublease Agreement (“Sublease”) is made and entered into this 16th day of February, 2023 (the “Effective Date”), by and between, Ampio Pharmaceuticals, Inc., a Delaware Corporation (“Sublandlord”), and Utility Global, Inc., a Delaware corporation (“Subtenant”).

WHEREAS, Sublandlord entered into that certain Lease Agreement by and between NCWP – Inverness Business Park, LLC, as assigned to Beta Investors Group, LLC, a Illinois limited liability company (“Master Landlord”), and Sublandlord dated December 13, 2013 (“Master Lease”);

WHEREAS, under the terms and conditions of the Master Lease, Sublandlord leases Suites 200 and 204 consisting of approximately 19,346 rentable square feet (“Premises”) located within the building located on the real property known as 373 Inverness Parkway, Englewood, CO 80112 (“Building”) along with certain rights to use the common areas as specified in the Master Lease; and

WHEREAS, Sublandlord desires to sublease the Premises to Subtenant, and Subtenant desires to sublease the same from Sublandlord, upon the terms and conditions hereinafter set forth, subject in all cases to the terms and conditions of the Master Lease.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Master Lease. Subtenant acknowledges receipt of the Master Lease and in all cases agrees to comply with all the terms and conditions of the Master Lease as required by the tenant thereunder, except as specifically set forth herein, and except to the extent of any conflict between this Sublease and the Master Lease, in which case this Sublease shall control as between Sublandlord and Subtenant. It is the intent of the Sublandlord and Subtenant that in all cases, except when Sublandlord must take certain direct actions with Master Landlord pursuant to the Master Lease and/or this Sublease (for example, the direct payment of the Rent and any other applicable sums of money to be paid by Sublandlord to Master Landlord and Sublandlord’s obligation to maintain the required insurance under the Master Lease), Subtenant shall comply with all terms and conditions of the Master Lease as if it where the tenant thereunder. Subject to the immediately prior grammatical sentence, neither Sublandlord nor Subtenant shall take any actions or fail to take any actions to cause a default under the Master Lease. Neither Sublandlord nor Subtenant shall amend or terminate or take any actions that would result in an amendment or termination of the Master Lease without the prior written consent of the other (with such consent not to be unreasonably withheld, delayed or conditioned). Sublandlord and Subtenant shall each provide the other with a copy of all notices received from Master Landlord. Sublandlord and Subtenant shall reasonably cooperate with each other and at the request of the other to communicate with Master Landlord to resolve any reasonable issues or concerns or defaults by Master Landlord under the Master Lease.

As clarification, in accordance with Section 19.1.2 of the Master Lease, Subtenant shall become directly liable to Master Landlord for all obligations of the tenant under the Master Lease. In accordance with such Section of the Master Lease (but without limiting Sublandlord’s obligations under this Sublease), Subtenant shall perform and observe all the agreements, covenants, conditions and provisions to be performed and observed by the tenant under the

Master Lease and the Master Landlord shall have the right to enforce such agreements, covenants and conditions directly against Subtenant.

Sublandlord represents and warrants to Subtenant, to Sublandlord’s actual knowledge, (i) Sublandlord is not in default under the Master Lease, (ii) whether or not a default has technically occurred, the Premises are in compliance with all Applicable Laws, but only to the extent such compliance is Sublandlord’s obligation under the Master Lease, and (iii) whether or not a default has technically occurred, the Building’s systems are in good working order, but only to the extent such compliance is Sublandlord’s obligation under the Master Lease). Sublandlord shall, and does hereby, indemnify, release, and save harmless Subtenant and Subtenant’s affiliates, trustees, subsidiaries, beneficiaries, partners, agents, contractors, shareholders, members, managers, lenders, employees, officers, attorneys, shareholders, and directors (hereinafter called “Subtenant Group”) from and against any and all suits, liabilities, obligations, damages, penalties, claims, actions, costs, charges and expenses, including reasonable attorneys’ fees and other professional fees that may be imposed upon, incurred by or asserted against any of such indemnified parties, arising out of or related to a breach of the foregoing representations and warranties.

To the extent any capitalized terms are used herein but not defined, such terms shall have the same meaning set forth in the Master Lease. As used herein, the term “Applicable Laws” shall mean all laws, statues, rules, ordinances and/or regulations, including, without limitation, the Americans with Disabilities Act of 1990 (49 U.S.C. Section 12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended from time to time, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (as may be amended from time to time; herein called “CERCLA”), orders, judgements, codes, directives, permits, licenses, covenants and restrictions with reference to the use, conditions, configuration or occupancy of the Premises. The term “Hazardous Substance” shall mean any waste, substance or material identified in CERCLA, or determined to be hazardous, toxic, a pollutant or contaminant, under any Applicable Law.

2.Premises; No Modifications; “AS IS” Condition. Subject to the terms and conditions set forth herein, Sublandlord hereby leases and delivers to Subtenant, and Subtenant hereby accepts from Sublandlord, the Premises in its “AS IS” condition and Sublandlord shall have no obligation to perform any services, to construct any improvements or to contribute any money towards any tenant improvements. Subtenant shall not make any modifications to the Premises without the prior written consent of the Master Landlord as set forth in the Master Lease. Any such modifications, alterations or improvements shall not create any liabilities or obligations upon the Sublandlord.

3.Term. The term of this Sublease (the “Term”) shall commence on March 1, 2023; provided, however, such Term or any entry to the Premises shall be delayed and not commence until the full execution of this Sublease and Master Landlord has consented to this Sublease (“Commencement Date”). Notwithstanding the foregoing, Subtenant shall be entitled to beneficial early occupancy prior to March 1, 2023, without the obligation to pay Rent or any other sums of money owed to the Master Landlord pursuant to the Master Lease referenced in this Sublease (subject to Subtenant paying the payment obligations otherwise due upon signing of this Sublease as provided herein), for the purposes of installing furniture, fixtures and equipment and readying the Premises for Subtenant’s use as soon as the Sublease is fully executed and Master Landlord has consented to the Sublease; provided, however, Subtenant shall comply with all other terms and conditions of this Sublease and the Master Lease during such period of early occupancy, except for the payment of Rent or any other sums of money owed to the Master Landlord pursuant to the Master Lease referenced in this Sublease, (subject to Subtenant paying the payment obligations otherwise due upon signing of this Sublease as provided herein), during the period of beneficial early occupancy. The Term shall terminate on September 30, 2024, unless sooner terminated as provided herein. In the event Subtenant continues its occupancy of the Premises beyond September 30, 2024, such continuation shall be pursuant to a direct lease arrangement (or similar occupancy arrangement) between Subtenant and Master Landlord, and in the event Subtenant continues its occupancy of the Premises beyond September 30, 2024 via such an arrangement, Sublandlord shall not have any obligations, liability or responsibility under this Sublease with respect the Premises, the Master Lease or to Subtenant or Master Landlord, except those which expressly survive the expiration or earlier termination of this Sublease.

4.Rent. Commencing on the Commencement Date, Subtenant agrees to pay Sublandlord, at Sublandlord’s address set forth in Section 32 of this Sublease or by wire transfer as instructed by Sublandlord (with Sublandlord agreeing to provide such information promptly after the Effective Date), base rent for the Premises in the amount set forth below payable in equal monthly installments (“Rent”). Subtenant shall pay Rent in advance on the first day of each calendar month during the Term, provided Rent shall be prorated for any partial months within the Term. Such Rent shall be due and payable without a requirement for Sublandlord to issue an invoice. Subtenant's first payment of monthly Rent shall be payable upon Subtenant’s execution of this Sublease and, thereafter, Subtenant shall pay monthly Rent payments set forth below on or before the first day of each and every month thereafter during the Term:

(i)	Commencement Date through April 30, 2023: $18.50/SF or $29,825.08 per month;
(ii)	May 1, 2023 through April 30, 2024: $19.00/SF or $30,631.17 per month; and
(iii)	May 1, 2024 through September 30, 2024: $19.50/SF or $31,437.25 per month

In addition to the base Rent provided above, Subtenant shall pay to Sublandlord within five (5) Business Days of receipt of an invoice reasonably detailing any amounts assessed by Master Landlord per the Master Lease in connection with the Premises, including but not limited to all operating expenses. Such operating expenses are currently $2,012.37 per month, and notwithstanding the foregoing (i.e., paying such additional amounts within five (5) Business Days of receipt of an invoice), such operating expenses shall be included in the monthly Rent payment (without any requirement to issue an invoice) and shall be adjusted as provided by the Master Lease and Master Landlord. Such additional amounts, including, without limitation, operating expenses, shall be prorated for any partial month and for the portion of the year during the Term to the extent such are billed on a basis other than monthly. Without limiting the foregoing, Subtenant shall be obligated to pay to Sublandlord all amounts due under the Master Lease to the extent such accrue as of and after the Commencement Date and Sublandlord shall be obligated to pay all such amounts to the Master Landlord pursuant to the time frames set forth in the Master Lease. In the event the Sublandlord defaults in its payment obligation to the Master Landlord pursuant to the Master Lease and/or this Sublease, Subtenant may pay such amounts directly to the Master Landlord and Sublandlord shall either pay such amount to the Master Landlord or promptly reimburse Subtenant for any duplicate payments made to both Sublandlord and Master Landlord.

5.Additional Costs. Subtenant shall be responsible for the payment of utilities, insurance, business taxes, personal property taxes on Subtenant’s personal property directly to the provider or governmental entity along with all operating costs and expenses of the business on the Premises, i.e., janitorial services, approved alterations, repairs and replacement of the Building and Building systems as provided in the Master Lease as an obligation of the tenant thereunder. Such additional costs shall be prorated for any partial month and for the portion of the year during the Term to the extent such are billed on a basis other than monthly.

6.Security Deposit. Upon the execution of this Sublease by Subtenant, Subtenant shall pay Sublandlord a security deposit in the amount of Sixty-Two Thousand Sixty-Eight and 42/100 Dollars ($62,068.42) (“Security Deposit"), to be held by Sublandlord in a non-segregated account and such amount may be comingled with other funds. Such Security Deposit shall not accrue interest to the benefit of the Subtenant.

So long as no Event of Default by Subtenant beyond any applicable notice or cure period has occurred under this Sublease, the Security Deposit shall be returned to Subtenant in two (2) installments each within sixty (60) days of the return dates set forth below:

(i)

April 30th, 2024, an installment of the Security Deposit in the amount of $30,631.17 shall be applied to Rent (and any other sums of money owed to Sublandlord referenced in this Sublease) or returned to the Subtenant, leaving a Security Deposit of $31,437.25; and

(ii)

September 30th, 2024, the end of the Term, the balance of the Security Deposit in the amount of $31,437.25 or such lesser amount retained by Sublandlord shall be applied to Rent (and any other sums of money owed to Sublandlord referenced in this Sublease) or returned to Subtenant.

Notwithstanding the forgoing, in the event Master Landlord retains all or any portion of the security deposit deposited by Sublandlord and being retained by Master Landlord pursuant to the Master Lease at the end of the term of the Master Lease (i.e., September 30, 2024) due to any actions caused solely by Subtenant at the Premises following the Commencement Date, Sublandlord shall be entitled to retain such amount from the Security Deposit paid by Subtenant to Sublandlord pursuant to this Sublease. Subtenant acknowledges and agrees that the security deposit held by the Master Landlord under the Master Lease is the property of the Sublandlord and Subtenant shall have no rights to or with respect to such security deposit held pursuant to the Master Lease. Without limiting the forgoing, to the extent there is a deficiency in the Security Deposit due to any actions caused solely by Subtenant at the Premises following the Commencement Date, Subtenant shall promptly pay to Sublandlord the amount of such deficiency following written demand from Sublandlord.

7.Use. Subtenant shall use the Premises only for general office, light chemistry/wet lab, manufacturing, storage, distribution, and warehouse use for hydrogen energy research and development and Subtenant shall be allowed to store onsite at the Premises the Permitted Chemicals (defined below) in the amounts listed on Exhibit A, attached hereto and incorporated herein by this reference (“Permitted Use”) and for no other use or purpose whatsoever, without the prior written consent of Sublandlord (such consent not to be unreasonably withheld) and Master Landlord (such consent to be subject to the threshold set forth in the Master Lease). Without limiting Subtenant’s obligation to comply with the terms and conditions of the Master Lease, Subtenant shall comply with all use restrictions and obligations set forth in Section 5 of the Master Lease, including the Rules and Regulations set forth on Exhibit D to the Master Lease, which are current as of the Effective Date.

8.No Liens. Subtenant shall not voluntarily or involuntarily create, incur, assume or suffer to exist any mortgage, lien, security interest, or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Premises, the Building or any of Subtenant’s interest thereunder or pursuant to this Sublease.

9.Taxes. Subtenant shall be responsible for the payment of all real property taxes with respect to the Premises in accordance with the Master Lease. Subtenant shall promptly pay when due all sales, use, personal property, excise and other taxes and all license and registration fees now or hereafter imposed by any governmental or quasi-governmental body or agency upon the business or personal property of Subtenant, including but not limited to the use, purchase, sale, ownership, delivery, leasing, possession, storage, operation, maintenance, repair, return or other disposition of Subtenant’s business or its personal property, or upon the income or other proceeds received with respect to the Subtenant’s business or personal property or the rentals hereunder.

10.No Services. Sublandlord shall not provide or be responsible for any services or maintenance to the Premises or the Building. Without limiting the forgoing, Sublandlord shall not provide any janitorial or cleaning services to the Premises. Sublandlord shall not be liable to Subtenant for any loss or damage caused by or resulting from any variation, interruption or failure of any utilities or services due to any cause whatsoever (a “Service Failure”); and no temporary Service Failure shall be deemed an eviction or constructive eviction of Subtenant or relieve Subtenant from any of Subtenant’s obligations hereunder. Notwithstanding the forgoing, Subtenant shall be afforded the same Service Failure remedies available to the Sublandlord, as tenant, pursuant to the Master Lease. Sublandlord makes no warranty as to the quality, continuity or availability of any services in or to the Building, and Subtenant hereby waives any claim against Sublandlord for any actual or consequential damages (including damages for loss of business) if Subtenant’s services are in any way interrupted, damaged or rendered less effective.

11.Maintenance and Repairs. Subtenant shall, at its sole cost and expense, perform all ordinary maintenance, repairs and replacements as set forth in the Master Lease as an obligation of the tenant thereunder. Notwithstanding the foregoing, Subtenant shall do all acts required to comply with all Applicable Laws relating to its obligations and its business and occupancy of the Premises as required by the tenant pursuant to the Master Lease. Except with respect to the Permitted Chemicals (as defined below) or as otherwise permitted under the Master Lease, Subtenant shall not permit the use of or disposal of any Hazardous Substances in, on or about the Premises or Building without the prior written consent of the Master Landlord, in its sole and absolute discretion.

12.Alterations and Additions and Signs. Subtenant shall not make any alterations, additions, installations or substitutions (“Improvements”) in, on and to the Premises or Building, without the prior written consent of the Master Landlord in accordance with Section 7 of the Master Lease, and further without the written consent of the Sublandlord, not to be unreasonably withheld, conditioned or delayed; provided, that, to the extent Master Landlord consents in writing to any proposed Improvements, Sublandlord shall be deemed to have consented to such Improvements, so long as Sublandlord is not subject to any liabilities or obligations in connection with such Improvements. Subtenant may place signs on the Premises or the Building to the extent approved by Master Landlord in accordance with Section 13 of the Master Lease. No other signs, advertisements or notices shall be displayed by Subtenant on any part of the interior or exterior of the Premises, Building or common areas except on the directories, suite doors, and areas designated by Master Landlord. Subtenant shall be responsible for the costs and expenses associated with any permitted signs, including but not limited to any Building directory and suite signage costs, if any. Sublandlord shall reasonably cooperate with Subtenant to facilitate the Master Landlord’s approval of any and all Improvements.

13.Entry by Master Landlord or Sublandlord. Subject to the terms herein and the Master Lease, Master Landlord or Sublandlord and its agents shall have the right to enter the Premises in accordance with the terms of the Master Lease for the purpose of examining or inspecting the same, to carry out the terms and conditions of this Sublease or the Master Lease or as otherwise set forth in the Master Lease. Master Landlord and Sublandlord and its agents may enter the Premises at any time and without advance notice for the purpose of responding to an actual or apparent emergency.

14.Mechanic's Liens. Subtenant shall keep the Premises and Building and everything therein or thereon free and clear of all mechanics’ liens and other liens on account of work done or services performed for or on behalf of Subtenant or persons claiming through Subtenant. Subtenant hereby agrees to indemnify, defend and save Sublandlord and Master Landlord and each of their respective property managers, brokers, managers, officers, directors, owners, agents, employees, contractor, legal representatives, successors and assigns, harmless of and from all liabilities, losses, damages, costs or expenses, including attorneys' fees, incurred in connection with any claims relating to mechanics’ liens and other liens on account of work done or services performed for or on behalf of Subtenant or persons claiming through Subtenant. Should any such liens be filed or recorded against the Premises or Building with respect to work done for or materials supplied to or on behalf of Subtenant, or should any action affecting the title thereto be commenced, Subtenant shall cause such liens to be released of record in accordance with the terms of the Master Lease and defend such action at Subtenant's sole cost and expense. If Subtenant desires to contest any such claim of lien, Subtenant shall nonetheless cause such lien to be insured against by purchase of a bond reasonably satisfactory to Sublandlord and Master Landlord, at Subtenant's sole cost and expense.

15.Damage to Property, Injury to Persons. Subtenant, as a material part of the consideration to be rendered to Sublandlord under this Sublease, hereby waives all claims of liability against and hereby indemnifies and agrees to hold harmless Sublandlord, Master Landlord and their respective property managers, brokers, managers, officers, directors, owners, agents, employees, contractor, legal representatives, successors and assigns, from any and all claims of liability for any injury or damage to any person or property whatsoever occurring in, on or about the Premises or any part thereof by Subtenant, its employees, contractors, invitees, agents, representatives or any other person or entity associated with the Subtenant (but only to the extent the subject claim occurs or arises on or after the date Subtenant occupancies the Premises), except to the extent such is cause by the gross negligence or willful misconduct of the Sublandlord. Sublandlord hereby waives all claims of liability against and hereby indemnifies and agrees to hold harmless the Subtenant Group from any and all claims of liability for any injury or damage to any person or property whatsoever occurring in, on or about the Premises or any part thereof by Sublandlord, its employees, contractors, invitees, agents, representatives or any other person or entity associated with the Sublandlord (but only to the extent the subject claim occurs or arises before the date Subtenant occupancies the Premises), except to the extent such is cause by the gross negligence or willful misconduct of the Subtenant.

16.Insurance.

(a)Subtenant shall at all times during the Term, carry and maintain, at a minimum, the insurance required to be maintained by the tenant pursuant to Section 8 of the Master Lease with companies authorized to do business within the State of Colorado, with an A.M. Best rating of A or better, each such policy naming the Sublandlord, Master Landlord, any debt holder or mortgage holder or other person as set forth in the Master Lease, as additional insureds. In addition to the insurance required by Section 8 of the Master Lease, Subtenant shall obtain the following environmental insurance: Premises Pollution Policy Insurance, with the following requirements --(i) such policy shall have limits of not less than $3,000,000.00 on a combined single limit basis (which insurance may be carried through commercial general liability and umbrella liability policies), (ii) such policy shall be on an occurrence basis or, if on a claims-made basis, shall have a 3-year tail coverage, and (iii) such policy shall have a deductible of no more than $10,000.00.

All such policies shall name Sublandlord and Master Landlord as an additional insured, shall waive subrogation against the Sublandlord and Master Landlord and shall provide that the same may not be canceled or altered except upon thirty (30) days prior written notice to Subtenant, Sublandlord and Master Landlord. Subtenant shall be responsible for the payment of any deductible for any insurance policy required to be maintained by Subtenant under this Sublease. Subtenant’s insurance policies shall be primary with Sublandlord’s and Master Landlord’s insurance policies being secondary and noncontributory. In the event Subtenant fails to maintain the types and levels of insurance coverage required herein, Sublandlord or Master Landlord may, but shall not be obligated to, obtain such insurance coverage at Subtenant's sole expense. Sublandlord shall not have any liability to the Subtenant or to any insurer of the Subtenant for, or in respect of, such damage or destruction.

(b)During the Term, Sublandlord will maintain and keep in force the policies of insurance required to be held by the tenant under the Master Lease. Such insurance policies shall name Subtenant as an additional insured or loss payee, as applicable; provided, however, Subtenant shall be solely responsible for all insurance on Subtenant’s FF&E and insurance in connection with Subtenant’s operation of its business.

17.Environmental Matter. Prior to Subtenant’s period of beneficial early occupancy (as described in Section 3 of this Sublease), Sublandlord shall remove any Hazardous Substances located at, in or on the Premises to the extent brought/released onto the Premises by Sublandlord or its related parties. Subtenant shall provide to Sublandlord and Master Landlord prior to bringing any Hazardous Substances into the Premises a site safety contingency plan and a spill prevention program. Sublandlord hereby agrees that Subtenant shall be permitted, at Subtenant’s sole liability, to store onsite at the Premises the chemicals and cylinder gases in the amounts listed on Exhibit A attached hereto (the “Permitted Chemicals”) and shall reasonably cooperate with Subtenant to facilitate Master Landlord’s approval of the Permitted Chemicals. The Permitted Chemicals shall be stored at the Premises by Subtenant, in compliance with all Applicable Laws, including but not limited to: (i) all liquid Permitted Chemicals shall be stored in cabinets in accordance with the Material Safety Data Sheets, in compliance with applicable Occupational Safety and Health Administration’s (“OSHA”) rules and regulations, and within an isolated secondary containment area in the Premises; (ii) all cylinder and compressed gasses comprising the Permitted Chemicals shall be stored in accordance with applicable OSHA rules and regulations and Compressed Gas Association guidelines, using K-type cylinders stored in secured cylinder racks and T-type cylinders stored in a caged-off area in the Premises and bound together by chain; and (iii) all powdered Permitted Chemicals shall be stored in an isolated secondary containment area in the Premises.

18.Damage or Destruction. In the event that the Premises or Property is damaged by fire or other insured casualty the terms and conditions of Section 15 of the Master Lease shall govern.

19.Eminent Domain; Condemnation. If the whole or any portion of the Premises shall be taken under power of eminent domain or transferred under threat thereof, then the terms and conditions of Section 16 of the Master Lease shall govern. Promptly after obtaining knowledge thereof, Sublandlord or Subtenant, as the case may be, shall notify the other and the Master Landlord of any pending or threatened condemnation or taking affecting the Premises.

20.Assignment and Subletting. Subtenant shall not assign, transfer or sublet directly, by operation of law or otherwise, this Sublease or any interest herein, without the prior written consent of the Sublandlord and Master Landlord, not to be unreasonably withheld, delayed or conditioned in accordance with Section 19 of the Master Lease (including the situation[s] when no consent is required in accordance with Section 19.2 of the Master Lease). For the avoidance of any doubt, Sublandlord shall have an independent right to consent to any assignment, transfer or sublease in accordance with the same terms and conditions of the Master Lease. Any attempted assignment, subletting, license, mortgage, hypothecation, other encumbrance or other use or occupancy in violation of this Section 20 shall be null and void and of no effect.

21.Default.

(a)The happening of any one or more of the following events, which shall continue after any applicable cure period, shall constitute an “Event of Default” by Subtenant:

i.

Subtenant shall fail to pay when due any installment of Rent when due or any other amounts payable hereunder within five (5) Business Days following written notice from Sublandlord; provided that, unless otherwise required by Applicable Law, no such notice shall be required more frequently than once in any consecutive 12-month period and. Where no notice is required, an Event of Default shall arise automatically upon the due date for the payment of Rent;

ii.

Subtenant takes any actions or fails to take any actions or fails to perform any of the agreements, terms, covenants or conditions hereof on Subtenant's part to be performed, including but not limited to Subtenant’s obligation to comply with the terms and conditions required by the tenant pursuant to the Master Lease or under this Sublease and such failure or nonperformance shall continue for the lesser of a cure period set forth in the Master Lease, if any, or twelve (12) days after written notice from Sublandlord or Master Landlord; provided, however, Subtenant shall be allowed additional time as is reasonably necessary to cure the failure or nonperformance so long as: (x) Subtenant complies with the terms of the Master Lease, including any cure period or extension thereunder, (y) Subtenant commences to cure the failure or nonperformance within the twelve (12) day period following Sublandlord’s or Master Landlord’s initial written notice, and (z) Subtenant diligently pursues a course of action that will cure the failure or nonperformance and bring Subtenant back into compliance with this Sublease and the Master Lease;

iii.

This Sublease or the Premises or any part thereof shall be taken upon execution or by other process of law directed against Subtenant, or shall be taken upon or subject to any attachment at the instance of any creditor or claimant against Subtenant, and said attachment shall not be discharged or disposed of within thirty (30) days after the levy thereof; or

iv.

Any proceedings under any bankruptcy law or insolvency act or for the dissolution of Subtenant shall be instituted against or by Subtenant, or a receiver or trustee shall be appointed of all or substantially all of the property of Subtenant and said action shall not be discharged or disposed of within thirty (30) days after the institution thereof.

(b)Upon the occurrence of an Event of Default, Master Landlord and Sublandlord shall each have the rights of the landlord set forth in the Master Lease, including but not limited to Sections 17 and 18 of the Master Lease and Subtenant shall have the obligations and liabilities of the tenant as set forth in the Master Lease, including but not limited to Sections 17 and 18 of the Master Lease.

(c)Suit or suits for the recovery of the amounts and damages set forth herein may be brought by Sublandlord, from time to time, at Sublandlord’s election and nothing herein shall be deemed to require Sublandlord to await the date whereon this Sublease or the term hereof would have expired had there been no such default by Subtenant or no such termination, as the case may be.

(d)No failure by Sublandlord to insist upon the strict performance of any agreement, term, covenant or condition hereof or to exercise any right or remedy consequent upon a breach thereof, and no acceptance of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach of such agreement, term, covenant or condition. No agreement, term, covenant or condition hereof to be performed or complied with by Subtenant, and no breach thereof, shall be waived, altered or modified except by written instrument executed by Sublandlord. No waiver of any breach shall affect or alter this Sublease, but each and every agreement, term, covenant and condition hereof shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

(e)Nothing contained in this Section shall limit or prejudice the right of Sublandlord to provide and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding, an amount equal to the maximum allowed by any statute or rule of law governing such proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to or less than the amounts recoverable, either as damages or rent, referred to in any of the preceding provisions of this Section.

(f)It shall be a default by Sublandlord, if Sublandlord (i) fails to perform any of the agreements, terms, covenants or conditions set forth in this Sublease to be performed by Sublandlord, including but not limited to Sublandlord’s obligation pay Rent and other sums paid by Subtenant to Sublandlord in connection with the payment obligations set forth in the Master Lease, or (ii) takes any affirmative steps to violate the terms and conditions of the Master Lease and such actions continue for a period of twelve (12) days after written notice thereof to Sublandlord; provided, however, Sublandlord shall be allowed additional time as is reasonably necessary to cure the failure so long as: (y) Sublandlord commences to cure the failure within the twelve (12) day period following Sublandlord’s receipt of such notice, and (z) Sublandlord diligently pursues a course of action that will cure the action taken by Sublandlord. Upon the occurrence of default by Sublandlord, Subtenant shall have the right to (I) pursue any of its rights and/or remedies available under this Sublease, at law or in equity or (II) terminate this Sublease.

22.Furniture, Fixtures and Equipment. On the earlier of the date Subtenant occupies the Premises or the Commencement Date, Sublandlord shall convey to Subtenant (at no cost or expense to Subtenant), pursuant to the Bill of Sale set forth on Exhibit B attached hereto, all of the furniture, fixtures and equipment located on the Premises as of the Commencement Date, including but not limited to the furniture, fixtures and equipment set forth on Exhibit C attached hereto and incorporated herein by this reference (collectively, “FF&E”). Subtenant agrees to take possession of all the FF&E upon the earlier of the date Subtenant occupies the Premises or the Commencement Date and shall assume all future responsibility and liability associated therewith. The FF&E is sold, free and clear of all liens and “AS IS, WHERE IS, WITH ALL FAULTS” without any representations or warranties, express, implied, statutorily or otherwise of any kind whatsoever by Sublandlord (except as expressly set forth below), and without limiting the forgoing, Sublandlord makes no representations as to sufficiency of the FF&E or any permits and licenses that may be required in connection therewith. Without limiting the generality of the foregoing, Subtenant acknowledges that Sublandlord expressly disclaims and negates, as to all the FF&E: (a) any implied or express warranty of merchantability; (b) any implied or express warranty of fitness for a particular purpose; and (c) any implied or express warranty of conformity for a particular purpose. Notwithstanding all the above, Sublandlord hereby represents and warrants that, at the time the FF&E is conveyed to Subtenant via the referenced Bill of Sale, (i) Sublandlord owns or will own the FF&E free and clear of all liens and other encumbrances and (ii) Sublandlord has or will have the power and authority to convey the FF&E to Subtenant without the consent or approval of any other person or entity.

23.Holding Over. Should Subtenant hold over after the termination of this Sublease without a direct lease (or similar occupancy agreement) with the Master Landlord, Subtenant shall continue to pay rent at one hundred fifty percent (150%) of the rent due for the last month of the Term, Subtenant shall become a Subtenant from month to month upon the terms hereof and the Master Lease as may be applicable to such month to month tenancy and any such holding over shall not constitute an extension of this Sublease. Such tenancy shall continue until terminated by either Master Landlord or Sublandlord, as provided by law, or Subtenant, upon giving Sublandlord at least thirty (30) days' written notice prior to the last day of the calendar month intended as the date of termination of such month to month tenancy. In addition to the forgoing, Subtenant shall be liable for all damages incurred by Sublandlord and Master Landlord in connection with such holdover.

24.Surrender of Premises. Upon the expiration or earlier termination of this Sublease, Subtenant shall promptly quit and surrender possession of the Premises to Master Landlord and Sublandlord in good order and condition broom clean, in accordance with the terms and conditions of the Master Lease, including but not limited to the obligations set forth in Sections 6.7, 7.5, and 9 of the Master Lease, and shall, without expense to Sublandlord or Master Landlord, remove or cause to be removed from the Premises all leasehold improvements, personal property and equipment, including the leasehold improvements, personal property and equipment transferred to Subtenant hereunder, without damage to or defacement of the Premises, and all furniture, furnishings and other articles of personal property owned by Subtenant and located in the Premises (all of which are herein called “Subtenant's Property”), unless Subtenant enters into a new lease with the Master Landlord then such removal shall be governed by the terms thereof. Upon the removal of the Subtenant's Property, Subtenant shall repair or pay the cost of repairing any damage to the Premises resulting from such removal.

25.Rights Reserved to Sublandlord and Master Landlord. Subject to the terms of this Sublease and the Master Lease, Sublandlord and Master Landlord shall have the following rights: (a) to enter the Premises in a commercially reasonable manner for the purposes of satisfying its obligations under this Sublease or the Master Lease; (b) to have pass keys to the Premises; and (c) to do or permit to be done any work in or about the Premises in a commercially reasonable manner as provided in this Sublease or the Master Lease; and (d) to impose reasonable rules and regulations on Subtenant and its agents, employees, invitees and guests to the extent imposed by Master Landlord.

26.Force Majeure Clause. Wherever there is provided in this Sublease a time limitation for performance by Sublandlord or Subtenant of any obligation (excluding payment obligations), including but not limited to obligations related to construction, repair, maintenance or service, the time provided for shall be extended for as long as and to the extent that delay in compliance with such limitation is due to an act of God, governmental control or other factors beyond the reasonable control of such party.

27.Attorneys' Fees. In the event of any dispute hereunder, or any default in the performance of any term or condition of this Sublease, the prevailing party shall be entitled to recover all costs and expenses associated therewith, including attorneys' fees. The term “prevailing party” is defined to mean the party who obtains a determination of wrongful conduct by the other party regardless of whether actual damages are awarded.

28.Non-Recourse. No past, present or future director, officer, employee, manager, incorporator, member, partner, shareholder, affiliate, agent, attorney or representative of Sublandlord, Master Landlord or Subtenant shall have any liability for any obligations or liabilities of Sublandlord, Master Landlord or Subtenant under this Sublease or the Master Lease or for any claim based on, in respect of, or by reason of, the transactions contemplated hereby. Nothing herein shall create or confer or deem to create or confirm any liability or obligation on the past, present or future director, officer, employee, manager, incorporator, member, partner, shareholder, affiliate, agent, attorney or representative of Sublandlord, Master Landlord or Subtenant.

29.Subordination; Estoppel. This Sublease shall be subject and subordinate to the lien of all present or future mortgages which affect the Premises and to all renewals, modifications, replacements and extensions thereof, whether by Sublandlord or Master Landlord; provided, however, that in the event of foreclosure of any such mortgage, Subtenant shall attorn to the purchaser in foreclosure or who shall be named in any deed in lieu of foreclosure and shall recognize such purchaser as Sublandlord under this Sublease or Master Landlord under the Master Lease. This clause shall be self-operative, but, in any event, Subtenant hereby agrees to execute promptly and deliver a mutually acceptable subordination and attornment agreement or other assurances (“Subordination”) that Sublandlord or Master Landlord may request in furtherance hereof. Notwithstanding the foregoing, should Sublandlord or Master Landlord request an executed Subordination from Subtenant and Subtenant fails to deliver the requested SNDA within ten (10) Business Days from receipt of such request, the parties hereby agree that Subtenant shall thereby be deemed to be in agreement with the terms and conditions set forth in the Subordination proposed by Sublandlord.

Subtenant agrees at any time upon not less than ten (10) Business Days prior written notice by Sublandlord, Master Landlord, any lender or any mortgagee to execute, acknowledge and deliver to Sublandlord, Master Landlord, such lender or such mortgagee, or any other party specified by Sublandlord, Master Landlord or mortgagee, an estoppel certificate, furnished by Sublandlord or Master Landlord, certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications) and the dates to which the Rent and other charges have been paid in advance, if any, and stating whether or not Sublandlord is in default of any provision of this Sublease, it being intended that any such statement delivered pursuant to this provision may be relied upon by any prospective purchaser or any mortgagee thereof or any assignee of any mortgage. Notwithstanding the foregoing, should Sublandlord or Master Landlord request an executed estoppel certificate from Subtenant and Subtenant fails to deliver the requested estoppel certificate within ten (10) Business Days from receipt of such request, the parties hereby agree that Subtenant shall thereby be deemed to be in agreement with the terms and conditions set forth in the estoppel certificate proposed by Sublandlord or Master Landlord and possess no objections related thereto.

30.Miscellaneous.

(a)This Sublease shall be construed as though the covenants herein between

Sublandlord and Subtenant are independent and not dependent and Subtenant shall not be entitled to any setoff of the rent or other amounts owing hereunder against Sublandlord, if Sublandlord fails to perform its obligations set forth herein, except as herein specifically set forth; provided, however, the foregoing shall in no way impair the right of Subtenant to commence a separate action against Sublandlord for any violation by Sublandlord of the provisions hereof so long as notice is first given to Sublandlord and any holder of a mortgage or deed of trust covering the Premises or any portion thereof whose address Subtenant has been notified in writing.

(b)If any clause or provision of this Sublease is illegal, invalid or unenforceable under present or future laws effective during the Term, then and in the event, it is the intention of the parties hereto that the remainder of this Sublease shall not be affected thereby, and it is also the intention of the parties to this Sublease that in lieu of each clause or provision of this Sublease that is illegal, invalid or unenforceable, there shall be added as a part of this Sublease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable, provided such addition does not increase or decrease the obligations of or derogate from the rights or powers of either Sublandlord or Subtenant.

(c)The captions of each Section are added as a matter of convenience only and shall be considered of no effect in the construction of any provision or provisions of this Master Lease.

(d)No act or thing done by Sublandlord or Subtenant during the term hereof, including but not limited to any agreement to accept surrender of the Premises or to amend or modify this Sublease, shall be deemed to be binding upon Sublandlord or Subtenant unless such act or things shall be by an officer of Sublandlord or Subtenant (as applicable). The delivery of keys to Sublandlord, or Sublandlord’s agent, employees or officers shall not operate as a termination of this Sublease or a surrender of the Premises. No payment by Subtenant or receipt by Sublandlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction and Sublandlord may accept such check or payment without prejudice to Sublandlord’s right to recover the balance of such Rent or pursue any other remedy available to Sublandlord.

(e)Time is of the essence hereof.

(f)This Sublease is entered into and shall be governed by and construed in accordance with the laws of the State of Colorado. The parties agree that the District Court of Douglas County, Colorado, shall be the exclusive venue for any and all controversies and claims arising out of or relating to this Sublease or a breach thereof, except as otherwise unanimously agreed by the parties.

31.Entire Agreement; Amendments; No Assignment. This Sublease, and the exhibits thereto, constitute the entire agreement between the parties hereto with respect to the subject matter of this Sublease. This Sublease may not be altered, changed or amended, except by an instrument in writing signed by both parties hereto. This Sublease may not be assigned by either party without the consent of the other party, not to be unreasonably withhold, conditioned or delayed.

32.Notices. Any notice or communication required or permitted to be given or served by either party hereto upon the other shall be deemed given or served in accordance with the provisions of this Sublease when delivered personally or when received via recognized overnight courier service, signature required, properly addressed as follows:

If to Sublandlord:	Ampio Pharmaceuticals, Inc., 373 Inverness Parkway, Suite 200 Englewood, CO 80112 dstokley@ampiopharma.com Attn: Dan Stokely

With copy to:	Minor & Brown, P.C. 650 South Cherry Street, Suite 1100 Denver, Colorado 80246 Attn: Lisa A. D’Ambrosia

If to Subtenant:	Utility Global, Inc. 15330 Park Row Houston, Texas 77084 Attn: Matthew Dawson

and to:	Utility Global, Inc. 15330 Park Row Houston, Texas 77084 Attn: Adam Hurley

With copy to:	Jackson Walker, LLP 777 Main Street, Suite 2100 Fort Worth, Texas 76107 Attn: Brett Epstein

Any party hereto may change its address for the service of notice hereunder by serving written notice hereunder upon the other party hereto, in the manner specified above, at least ten (10) days prior to the effective date of such change.

33.Waiver. A waiver by either party of any default, breach or failure of the other under this Sublease shall not be construed as a waiver of any subsequent or different default, breach or failure.

34.Relationship of Parties. This Sublease does not and shall not create the relationship of principal and agent, or of partnership, or of joint venture, or of any other association between Sublandlord and Subtenant, the sole relationship between the parties hereto being strictly that of Sublandlord and Subtenant.

35.Waiver of Damages. Notwithstanding anything to the contrary set forth in this Sublease, in no event shall any party hereto be liable for any consequential, special or punitive damages as a result of a breach of or default under this Sublease and each party hereby waives all claims against all such parties for such damages.

36.Quiet Enjoyment. Sublandlord agrees and covenants that, as long as no Subtenant Event of Default exists (subject to any applicable notice and cure period) and subject to the terms of the Master Lease and this Sublease, Sublandlord (and any party by, though or under Sublandlord) shall not interfere or disturb with Subtenant’s peaceable and quiet enjoyment of the Premises during the Term.

37.Landlord’s Liens. Sublandlord hereby waives all landlord's liens (by statute, contract, constitution or otherwise) and any and all security interests and other claims to any of Subtenant’s personal property located in, on or around the Premises.

38.JURY WAIVER. SUBLANDLORD AND SUBTENANT EACH WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM INVOLVING ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS SUBLEASE.

39.Brokers. Sublandlord and Subtenant each represents that it has dealt with no broker in connection with this Sublease, other than CBRE, representing Sublandlord, and Newmark, representing Subtenant. Sublandlord is responsible for the payment of a commission to CBRE and CBRE shall be responsible for the payment of a commission to Newmark pursuant to separate written agreements. Sublandlord and Subtenant each agree to indemnify and hold the other harmless from and against any and all loss, liability, damage, cost, and expense (including court costs and reasonable attorneys' fees) which the other may incur or sustain in connection with any claim or action by any real estate broker or finder that may be asserted against the other as a result of any conversations, correspondence, or other dealings between the indemnifying party and such broker or finder, other than the brokers specifically identified above.

40.Parking. Subtenant shall have all the same parking rights and remedies as Sublandlord pursuant to the terms and conditions of the Master Lease, and Sublandlord hereby waives the right to use any of the parking spaces and parking rights granted to Sublandlord under the Master Lease.

41.Counterparts/Facsimile or Electronic Signatures. This Sublease may be executed in one or more counterparts, all of which taken together shall constitute one instrument. A facsimile or electronically transmitted copy of a signature on this Sublease shall be acceptable and deemed to be an original signature.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be executed as of the day and year first above written.

a Delaware Corporation
SUBLANDLORD: Ampio Pharmaceuticals, Inc., a Delaware Corporation

By: /s/ Michael A. Martino
Name: Michael A. Martino
Title: Chief Executive Officer

SUBTENANT: Utility Global, Inc., a Delaware corporation

By: /s/ Matthew Dawson
Name: Matthew Dawson
Title: Chief Technology Officer

Signature Page to the Sublease Agreement

EXHIBIT A

LIST OF PERMITTED CHEMICALS

Name	CAS#	Physical State	Amount on site	units
Darvan C-N (water + polymethacrylate)	30875-88-8	liquid	1	L
Viscous glass seal (OL-GL1835P/-45)	NA	Powder	1	kg
Ceramic glass seal (OL-GL1862P/-45)	NA	Powder	1	kg
Organic vehicle seal (OL-MSV-1001)	NA	Liquid	1	L
Propylene glycol (99% pure food grade)	NA	Liquid	5	L
Yittria stabilized zirconia (YSZ8-TC (tape casting))	114168-16-0	Powder	50	kg
Gadolinium doped ceria (GDC or CGO) (GDC10-HP)	66402-68-4	Powder	50	kg
Nickel oxide (NIO-F)	1313-99-1	Powder	50	kg
Toluene, ACS reagent, >=99.5%	108-88-3	Liquid	2	L
Ethyl alcohol, Pure 200 proof >=99.5%	64-17-5	Liquid	10	L
Acetic acid, >=99%	64-19-7	Liquid	1	L
Isopropyl alcohol, 99.5% (IPA)	67-63-0	Liquid	1	L
Butyl alcohol, >=99.5% (Butynol)	71-36-3	Liquid	5	L
Ethyl acetate, ACS 99.5+%	141-78-6	Liquid	1	L
100% Pure Acetone (nail polish remover)	67-64-1	Liquid	5	L
2-Butanol, anhydrous, 99%	78-92-2	Liquid	5	L
Hydrogen	1333-74-0	Compressed Gas	12	K-bottles
Methane	74-82-8	Compressed Gas	3	K-bottles
Carbon Dioxide	124-38-9	Compressed Gas	3	K-bottles
Carbon Monoxide	630-08-0	Compressed Gas	3	K-bottles

Ex. A

EXHIBIT B

FORM OF BILL OF SALE

Ampio Pharmaceuticals, Inc., a Delaware corporation, as "Sublandlord", and                            , a                         , as "Subtenant", are parties to that certain Sublease Agreement dated                     , 2023 (the "Sublease"), subleasing certain premises located at 373 Inverness Parkway, Englewood, CO 80112, as more particularly described in the Sublease (the “Premises”).

In consideration of the Sublease, Sublandlord desires to convey the furniture and equipment shown on Schedule 1 attached hereto (the "Conveyed FF&E") to Tenant “AS IS, WHERE IS, WITH ALL FAULT”.

NOW, THEREFORE, in consideration of the receipt of One and No/100 Dollars ($1.00) and other good and valuable consideration, in hand paid by Subtenant to Sublandlord, the receipt and sufficiency of which are hereby acknowledged and confessed by Sublandlord, Sublandlord does hereby ASSIGN, TRANSFER, SET OVER, CONVEY and DELIVER to Subtenant and Subtenant’s successors, legal representatives and assigns, all of Sublandlord’s right, title and interest in and to the Conveyed FF&E.

The Conveyed FF&E is sold “AS IS, WHERE IS, WITH ALL FAULTS” without any representations or warranties, express, implied, statutorily or otherwise of any kind whatsoever by Sublandlord, without limiting the forgoing Sublandlord makes no representations as to sufficiency of the Conveyed FF&E or any permits and licenses that may be required therewith. Without limiting the generality of the foregoing, Subtenant acknowledges that Sublandlord expressly disclaims and negates, as to the Conveyed FF&E transferred hereby: (a) any implied or express warranty of merchantability; (b) any implied or express warranty of fitness for a particular purpose; and (c) any implied or express warranty of conformity for a particular purpose.

Notwithstanding the forgoing, Sublandlord hereby warrants and represents that Sublandlord owns the Conveyed FF&E free and clear of all liens and other encumbrances and that Sublandlord has the power and authority to convey the Conveyed FF&E to Subtenant without the consent or approval of any other person or entity.

This Bill of Sale and the provisions herein contained will be binding upon and inure to the benefit of the Sublandlord and the Subtenant and their respective successors and assigns.

[signature page follows]

Ex. B

EXECUTED as of the day of , 2023.

SUBLANDLORD:	SUBTENANT:

Ampio Pharmaceuticals, Inc., a Delaware corporation	Utility Global, Inc., a Delaware corporation

By:	By:
Name:	Name:
Title:	Title:

Ex. B

SCHEDULE 1
TO
BILL OF SALE

Conveyed FF&E

Manufacturing Equipment

Vendor	Description
Air Science	Laminar Flow Cabinet
BeliMed	Autoclave
Evoqua (Siemens) Water Technologies	DI Water (Utility)
Robert Bosch Packaging Technology	LAL Fluid Removal Machine 20092
Robert Bosch Packaging Technology	FLT Filling Machine 20091
Particle Measuring Systems	Environmental Monitoring System (Utility)
Sartorius Stedim	TFF
Steris	VHP Sterilizer
STILMAS	Pure Steam Generator (Utility)
Watson Marlow	Peristaltic Pump for Filler
Howell - Murphy Co	N2 Generator (Utility)
JSW Fabworks	Forklift
Liquidyne Process Technologies	BioPro TT Flow/Track Plus
Particle Measuring Systems	Cleanroom Particulant Monitoring System
Multiple - See Part 11 tab (Phase 1)	Part 11 Compliance
Bosch	2 Manual Inspection Hoods
Multiple - See Part 11 tab (Phase 2) (b)	Part 11 Compliance
Accu-Seal	Sealer for IV Bags
Murphy/ThermoFisher	Refridgeration System
Ross Mixing	Mixer (Cream)

Office Furniture and Equipment

Vendor	Description
Office Chairs (Black leather reception)	4 office chairs (1138.50)
E2 Optics LLC	New Bldg IT; wiring etc.
Workplace Elements	New Facility office furniture
White Light Brands	Conference Room Table Aspen
Computer Business Systems (CBS)	Copier
BPA Securities	Updated Security System
Murphy	Air Ionization System

Ex. B

Quality Control Lab Equipment

Vendor	Description
Fisher Scientific	Milli-Q Water System
Fisher Scientific	Ultra Microplate Reader
Fisher Scientific	Analytical Balance
Fisher Scientific	Forma Environmental Chamber (Warehouse)
Fisher Scientific	Heratherm (incubator) (micro)
Fisher Scientific	Isotemp CO2 incubator (micro)
Fisher Scientific	Osmometer Freezer
Fisher Scientific	Forma Environmental Chamber (Warehouse)
Charles River	Endotoxin Tester
PMS	Minicapt Portable Microbial
PMS	APSS System
Waters Technologies	HPLC - TQD
Fisher Scientific	Temperature monitoring system
Fisher Scientific	Temperature monitoring system
Fisher Scientific	30 CF Lab Fridge with a glass door
One Resonance	MobiLab 130 SE Na
Robert Bosch Packaging	Manual Inspection Hood
Fisher Scientific	Forma Environmental Chamber (Warehouse)
Particle Measuring Systems	Lasiar III_510
Particle Measuring Systems	Mincapt_100
Fisher Scientific	Freezer
Fisher Scientific	Freezer
Fisher Scientific	Stability Chamber

Research and Development Equipment

Vendor	Description
Fisher Scientific	Milli-Q Water System
Fisher Scientific Waters	-80 Freezer (R&D)
Technologies	HPLC - G2-S
Fisher Scientific	1300 A2 S
Fisher Scientific	Incubator
Liquidyne	Benchtop

Ex. B

Leasehold Improvement Related Property

Vendor	Description
GBA	Various Design Project Mgmt
Howell Construction	General Construction
SBB Daldrop	Modular Cleanroom Components Package and Install
SBB Daldrop	Cleanroom Door
Haldeman-Homme Steel Casework Howell Construction	General Construction (completed Q4)
Sypharma	Various Design Project Mgmt
Precision Industrial	Move Equipment into position
Howell	Misc touch up work
Howell	Retractable Blinds on back office windows

Ex. B

EXHIBIT C

LIST OF FF&E

Manufacturing Equipment

Vendor	Description
Air Science	Laminar Flow Cabinet
BeliMed	Autoclave
Evoqua (Siemens) Water Technologies	DI Water (Utility)
Robert Bosch Packaging Technology	LAL Fluid Removal Machine 20092
Robert Bosch Packaging Technology	FLT Filling Machine 20091
Particle Measuring Systems	Environmental Monitoring System (Utility)
Sartorius Stedim	TFF
Steris	VHP Sterilizer
STILMAS	Pure Steam Generator (Utility)
Watson Marlow	Peristaltic Pump for Filler
Howell - Murphy Co	N2 Generator (Utility)
JSW Fabworks	Forklift
Liquidyne Process Technologies	BioPro TT Flow/Track Plus
Particle Measuring Systems	Cleanroom Particulant Monitoring System
Multiple - See Part 11 tab (Phase 1)	Part 11 Compliance
Bosch	2 Manual Inspection Hoods
Multiple - See Part 11 tab (Phase 2) (b)	Part 11 Compliance
Accu-Seal	Sealer for IV Bags
Murphy/ThermoFisher	Refridgeration System
Ross Mixing	Mixer (Cream)

Office Furniture and Equipment

Vendor	Description
Office Chairs (Black leather reception)	4 office chairs (1138.50)
E2 Optics LLC	New Bldg IT; wiring etc.
Workplace Elements	New Facility office furniture
White Light Brands	Conference Room Table Aspen
Computer Business Systems (CBS)	Copier
BPA Securities	Updated Security System
Murphy	Air Ionization System

Ex. C

Quality Control Lab Equipment

Vendor	Description
Fisher Scientific	Milli-Q Water System
Fisher Scientific	Ultra Microplate Reader
Fisher Scientific	Analytical Balance
Fisher Scientific	Forma Environmental Chamber (Warehouse)
Fisher Scientific	Heratherm (incubator) (micro)
Fisher Scientific	Isotemp CO2 incubator (micro)
Fisher Scientific	Osmometer Freezer
Fisher Scientific	Forma Environmental Chamber (Warehouse)
Charles River	Endotoxin Tester
PMS	Minicapt Portable Microbial
PMS	APSS System
Waters Technologies	HPLC - TQD
Fisher Scientific	Temperature monitoring system
Fisher Scientific	Temperature monitoring system
Fisher Scientific	30 CF Lab Fridge with a glass door
One Resonance	MobiLab 130 SE Na
Robert Bosch Packaging	Manual Inspection Hood
Fisher Scientific	Forma Environmental Chamber (Warehouse)
Particle Measuring Systems	Lasiar III_510
Particle Measuring Systems	Mincapt_100
Fisher Scientific	Freezer
Fisher Scientific	Freezer
Fisher Scientific	Stability Chamber

Research and Development Equipment

Vendor	Description
Fisher Scientific	Milli-Q Water System
Fisher Scientific Waters	-80 Freezer (R&D)
Technologies	HPLC - G2-S
Fisher Scientific	1300 A2 S
Fisher Scientific	Incubator
Liquidyne	Benchtop

Ex. C

Leasehold Improvement Related Property

Vendor	Description
GBA	Various Design Project Mgmt
Howell Construction	General Construction
SBB Daldrop	Modular Cleanroom Components Package and Install
SBB Daldrop	Cleanroom Door
Haldeman-Homme Steel Casework Howell Construction	General Construction (completed Q4)
Sypharma	Various Design Project Mgmt
Precision Industrial	Move Equipment into position
Howell	Misc touch up work
Howell	Retractable Blinds on back office windows

Ex. C

MASTER LANDLORD CONSENT TO SUBLEASE

Beta Investors Group, LLC, a Illinois limited liability company (“Master Landlord”; as the successor in interest to NCWP – Inverness Business Park, LLC), as landlord under that certain Lease Agreement by and between NCWP – Inverness Business Park, LLC, as assigned to Master Landlord, and Ampio Pharmaceuticals, Inc. a Delaware corporation (“Ampio”) dated December 13, 2013 (“Master Lease”) for the premises located at 373 Inverness Parkway, Englewood, CO 80112, Suites 200 and 204 consisting of approximately 19,346 rentable square feet (“Premises”), hereby consents to and acknowledges and agrees to the terms and conditions of that certain Sublease Agreement by and between Ampio and Utility Global, Inc., a Delaware corporation (“Subtenant”) dated February 16, 2023 (the “Sublease”).  To the extent any capitalized terms are used herein but not defined, such terms shall have the same meaning set forth in the Master Lease.

Master Landlord, to its current and actual knowledge, hereby represents and warrants to Ampio and Subtenant that the Master Lease is in full force and effect and neither Master Landlord nor Ampio is in default under the terms and conditions of the Master Lease, and further, no fact or condition exists which, with notice or lapse of time or both, would become such a default.

Master Landlord, to its current and actual knowledge, hereby represents and warrants to Ampio and Subtenant it has not received any notice that the Premises are not in compliance with all Applicable Laws or the Building’s systems are not in good working order and in need of repair, except repairs and maintenance in the ordinary course of business.

Notwithstanding anything set forth in the Master Lease or any previous written or oral statements to Ampio to the contrary, Master Landlord hereby agrees that Master Landlord shall not require Ampio or Subtenant to remove any existing Alterations, additions and/or leasehold improvements from the Premises, including but not limited to the components of the clean room.

Master Landlord agrees and acknowledges that the title / ownership of the furniture, fixtures and equipment located on the Premises as described in the Sublease will be sold, assigned, transferred and conveyed to the Subtenant by Ampio upon execution of the Sublease and the provisions within the Master Lease remain in effect as it relates to future dispositions / alterations of the fixtures and equipment attached to the Premises, except as set forth above. Without limiting the foregoing, Master Landlord agrees and acknowledges that Master Landlord shall not have any ownership interests in the personal property owned and/or leased by Subtenant located in or on the Premises, unless Subtenant abandons such personal property pursuant to Section 9.4 of the Master Lease.

Master Landlord hereby agrees to apply the “Waiver of Subrogation” Section of the Master Lease (i.e., Section 8.3) to Subtenant for the benefit of Subtenant.

Without limiting Master Landlord’s foregoing consent to the Sublease, Master Landlord hereby consents to the revised use of the Premises (as set forth in Section 7 of the Sublease) and the use and storage of the materials in the Premises (as set forth in Section 7 and Section 17 of the Sublease).

Master Landlord agrees that any extension, amendment, modification or agreement by and between Master Landlord and Subtenant shall not be binding upon Ampio.  Assuming no defaults under the Master Lease and assuming Ampio and Subtenant vacate the Premises in accordance with the terms of the Master Lease on or before September 30, 2024, Master Landlord further agrees that the Master Lease terminates on September 30, 2024 and effective as of 11:59 p.m. on September 30, 2024, Ampio shall be released of

1

all liabilities and obligations associated with the Master Lease and the actions and inactions of the Master Landlord and Subtenant as of and after such date, except for those matters which are intended to survive termination of the Master Lease under the terms thereof.  Upon the effective date of any direct lease arrangement between Subtenant and Master Landlord, Ampio shall be released of all liabilities and obligations under the Master Lease, including but not limited to, the obligation to remove the components of the clean room and restore any damage to the area as set forth in Section 9.2 of the Master Lease.

In the event of a default by Subtenant of the terms or conditions of the Master Lease other than a default in the payment of rent, Master Landlord shall provide written notice of such default to Ampio specifying the nature of such default and Master Landlord shall provide Ampio the opportunity to cure such default within thirty (30) days of the receipt of such written notice without defaulting or resulting in a breach the Master Lease. Master Landlord also agrees to provide Subtenant with any notices or similar communications provided by Master Landlord to Ampio. Ampio and Subtenant each also agrees to provide Master Landlord with any notices or similar communications provided by either to the other at the address to which notices are required to be sent to Master Landlord under the Master lease.  Any notices shall be sent to the following addresses:

If to Subtenant:	Utility Global, Inc. 15330 Park Row Houston, Texas 77084 Attn: Matthew Dawson

and to:	Utility Global, Inc. 15330 Park Row Houston, Texas 77084 Attn: Adam Hurley

with copy to:	Jackson Walker, LLP 777 Main Street, Suite 2100 Fort Worth, Texas 76107 Attn: Brett Epstein

If to Ampio:	Ampio Pharmaceuticals, Inc., 373 Inverness Parkway, Suite 200 Englewood, CO 80112 dstokley@ampiopharma.com Attn: Dan Stokely

With copy to:	Minor & Brown, P.C. 650 South Cherry Street, Suite 1100 Denver, Colorado 80246 Attn: Lisa A. D’Ambrosia

If to Master Landlord:	Beta Investors Group, LLC c/o: Zaragon Inc. 875 North Michigan Avenue, Suite 3840 Chicago, Illinois. 60611 Attn: Lisa K. Miner

With copy to:	Ash Anos Freedman & Logan LLC 95 Revere Drive, Unit G

2

Northbrook, Illinois 60062 Attn: Lawrence M. Freedman

Master Landlord is intended to be a third party beneficiary of the  obligations of Subtenant under the Sublease which benefit Master Landlord, including but not limited to those set forth in sections 1, 8, 9, 10, 11, 13, 14, 15, 16, 18, 24, 25, and 28 of the Sublease, and shall be enforceable by Master Landlord against both Ampio and directly against Subtenant.

[SIGNATURE PAGE FOLLOWS]

3

AGREED AND ACCEPTED:

MASTER LANDLORD:
Beta Investors Group, LLC,
a Illinois limited liability company

By:	Beta Manager Inc. – Manager
Name:	Lisa K. Miner
Title:	Executive Vice President
Dated:	March 1, 2023

AMPIO:
Ampio Pharmaceuticals, Inc.,
a Delaware Corporation

By:	/s/ Michael A. Martino
Name:	Michael A. Martino
Title:	Chief Executive Officer
Dated:	February 16, 2023

SUBTENANT:
Utility Global, Inc.,
a Delaware corporation

By:	/s/ Matthew Dawson
Name:	Matthew Dawson
Title:	Chief Technology Officer
Dated:	February 2/16/2023

Signature Page to Master Landlord Consent to Sublease

BILL OF SALE

Ampio Pharmaceuticals, Inc., a Delaware corporation, as "Sublandlord", and Utility Global, Inc., a Delaware corporation, as "Subtenant", are parties to that certain Sublease Agreement dated February 16, 2023 (the "Sublease"), subleasing certain premises located at 373 Inverness Parkway, Englewood, CO 80112, as more particularly described in the Sublease (the “Premises”).

In consideration of the Sublease, Sublandlord desires to convey the furniture and equipment shown on Schedule 1 attached hereto (the "Conveyed FF&E") to Tenant “AS IS, WHERE IS, WITH ALL FAULT”.

NOW, THEREFORE, in consideration of the receipt of One and No/100 Dollars ($1.00) and other good and valuable consideration, in hand paid by Subtenant to Sublandlord, the receipt and sufficiency of which are hereby acknowledged and confessed by Sublandlord, Sublandlord does hereby ASSIGN, TRANSFER, SET OVER, CONVEY and DELIVER to Subtenant and Subtenant’s successors, legal representatives and assigns, all of Sublandlord’s right, title and interest in and to the Conveyed FF&E.

The Conveyed FF&E is sold “AS IS, WHERE IS, WITH ALL FAULTS” without any representations or warranties, express, implied, statutorily or otherwise of any kind whatsoever by Sublandlord, without limiting the forgoing Sublandlord makes no representations as to sufficiency of the Conveyed FF&E or any permits and licenses that may be required therewith. Without limiting the generality of the foregoing, Subtenant acknowledges that Sublandlord expressly disclaims and negates, as to the Conveyed FF&E transferred hereby: (a) any implied or express warranty of merchantability; (b) any implied or express warranty of fitness for a particular purpose; and (c) any implied or express warranty of conformity for a particular purpose.

Notwithstanding the forgoing, Sublandlord hereby warrants and represents that Sublandlord owns the Conveyed FF&E free and clear of all liens and other encumbrances and that Sublandlord has the power and authority to convey the Conveyed FF&E to Subtenant without the consent or approval of any other person or entity.

This Bill of Sale and the provisions herein contained will be binding upon and inure to the benefit of the Sublandlord and the Subtenant and their respective successors and assigns.

[signature page follows]

EXECUTED as of the 16th day of February, 2023.

SUBLANDLORD:		SUBTENANT:

Ampio Pharmaceuticals, Inc., a Delaware corporation		Utility Global, Inc., a Delaware corporation

By:	/s/ Michael A. Martino	By:	/s/ Matthew Dawson
Name:	Michael A. Martino	Name:	Matthew Dawson
Title:	Chief Executive Officer	Title:	Chief Technology Officer

SCHEDULE 1
TO
BILL OF SALE

Conveyed FF&E

Manufacturing Equipment

Vendor	Description
Air Science	Laminar Flow Cabinet
BeliMed	Autoclave
Evoqua (Siemens) Water Technologies	DI Water (Utility)
Robert Bosch Packaging Technology	LAL Fluid Removal Machine 20092
Robert Bosch Packaging Technology	FLT Filling Machine 20091
Particle Measuring Systems	Environmental Monitoring System (Utility)
Sartorius Stedim	TFF
Steris	VHP Sterilizer
STILMAS	Pure Steam Generator (Utility)
Watson Marlow	Peristaltic Pump for Filler
Howell - Murphy Co	N2 Generator (Utility)
JSW Fabworks	Forklift
Liquidyne Process Technologies	BioPro TT Flow/Track Plus
Particle Measuring Systems	Cleanroom Particulant Monitoring System
Multiple - See Part 11 tab (Phase 1)	Part 11 Compliance
Bosch	2 Manual Inspection Hoods
Multiple - See Part 11 tab (Phase 2) (b)	Part 11 Compliance
Accu-Seal	Sealer for IV Bags
Murphy/ThermoFisher	Refridgeration System
Ross Mixing	Mixer (Cream)

Office Furniture and Equipment

Vendor	Description
Office Chairs (Black leather reception)	4 office chairs (1138.50)
E2 Optics LLC	New Bldg IT; wiring etc.
Workplace Elements	New Facility office furniture
White Light Brands	Conference Room Table Aspen
Computer Business Systems (CBS)	Copier
BPA Securities	Updated Security System
Murphy	Air Ionization System

Quality Control Lab Equipment

Vendor	Description
Fisher Scientific	Milli-Q Water System
Fisher Scientific	Ultra Microplate Reader
Fisher Scientific	Analytical Balance
Fisher Scientific	Forma Environmental Chamber (Warehouse)
Fisher Scientific	Heratherm (incubator) (micro)
Fisher Scientific	Isotemp CO2 incubator (micro)
Fisher Scientific	Osmometer Freezer
Fisher Scientific	Forma Environmental Chamber (Warehouse)
Charles River	Endotoxin Tester
PMS	Minicapt Portable Microbial
PMS	APSS System
Waters Technologies	HPLC - TQD
Fisher Scientific	Temperature monitoring system
Fisher Scientific	Temperature monitoring system
Fisher Scientific	30 CF Lab Fridge with a glass door
One Resonance	MobiLab 130 SE Na
Robert Bosch Packaging	Manual Inspection Hood
Fisher Scientific	Forma Environmental Chamber (Warehouse)
Particle Measuring Systems	Lasiar III_510
Particle Measuring Systems	Mincapt_100
Fisher Scientific	Freezer
Fisher Scientific	Freezer
Fisher Scientific	Stability Chamber

Research and Development Equipment

Vendor	Description
Fisher Scientific	Milli-Q Water System
Fisher Scientific Waters	-80 Freezer (R&D)
Technologies	HPLC - G2-S
Fisher Scientific	1300 A2 S
Fisher Scientific	Incubator
Liquidyne	Benchtop